HIOSCAR.COM Oscar Health, Inc. Fourth Quarter and Full Year 2022 Earnings Presentation February 9, 2023

Safe Harbor Statement and Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct and assumed policy premiums, medical loss ratio, InsuranceCo administrative expense ratio, adjusted administrative expense ratio, adjusted EBITDA, and other financial performance metrics, and the related underlying assumptions, our business and financial prospects, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy and scale our operations; our ability to meet increased capital requirements as a result of expanding membership; our ability to maintain or enter into new partnerships, service arrangements or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare, and as a result of changing regulatory requirements; changes or developments in the health insurance markets in the United States, including the passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits, regulatory investigations and audits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, to be filed with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

Total Membership Strong Product-Market Fit in Growing ACA Market ● Total quarter-end membership increased 93% YoY to 1.15M in 4Q22 from 598k in 4Q21 ● Membership growth was primarily driven by growth in the Individual book of business, strong retention, and growth in C+O small group +93%

Direct and Assumed Policy Premiums (millions) Balancing Growth and Profitability 4 ● 4Q22 Direct and Assumed Policy Premiums increased 104% YoY to ~$1.8B, driven by robust membership growth, business mix shift to higher premium Silver plans, and modest rate increases +104%

4Q22 Premiums Walk (millions)Premiums Earned (millions) 5 * The overall 4Q22 quota share coverage rate is 47%, but only 29% of premiums presented as ceded due to new reinsurance contracts accounted for under deposit accounting. Quota Share as % of Premiums before Ceded: 27% 29%* +96% Robust Membership Growth and Strong Retention Drive 4Q22 Premiums Earned up ~2x YoY ($365M)

MLR Significantly Improved YoY Alongside Strong Membership Growth 6 4Q22 MLR of 91.6% improved YoY primarily due to lower net COVID-19 impact, pricing actions, mix shifts in member population, and medical management initiatives, partially offset by lower favorable prior period development 4Q22 MLR FY 2022 MLR of 85.3% improved YoY primarily due to lower net COVID-19 impact, pricing actions, mix shifts in member population, and medical management actions, partially offset by unfavorable prior period development FY 2022 MLR

Enhanced Scale Driving InsuranceCo Admin Expense Ratio Improvement 7 4Q22 InsuranceCo Administrative Expense Ratio of 22.3% improved YoY primarily due to operating expense leverage, partially offset by higher distribution expenses 4Q22 InsuranceCo Admin Expense Ratio FY 2022 InsuranceCo Administrative Expense Ratio of 20.6% improved YoY primarily due to operating expense leverage, partially offset by higher distribution expenses FY 2022 InsuranceCo Admin Expense Ratio

8 4Q22 InsuranceCo Combined Ratio of 113.9%, reflecting the sum of the MLR and the InsuranceCo Administrative Expense Ratio, improved YoY, driven by the same factors that drove the improvements in the MLR and the InsuranceCo Administrative Expense Ratio 4Q22 Combined Ratio FY 2022 InsuranceCo Combined Ratio of 105.8% improved YoY, driven by the same factors that drove the improvements in the MLR and the InsuranceCo Administrative Expense Ratio FY 2022 Combined Ratio Combined Ratio Improved ~500 bps YoY

Executing on Path to Profitability as Adjusted Administrative Expense Ratio Significantly Improved 9 4Q22 Adj. Administrative Expense Ratio of 26.0% improved YoY primarily due to operating expense leverage and higher investment income, partially offset by distribution expenses and additional expenses related to +Oscar implementations 4Q22 Adj. Administrative Expense Ratio FY 2022 Adj. Administrative Expense Ratio of 24.6% improved YoY primarily due to operating expense leverage and higher investment income, partially offset by distribution expenses and additional expenses related to +Oscar implementations FY 2022 Adj. Administrative Expense Ratio

Adj. EBITDA Loss Improved as a % of Premiums YoY 10 4Q22 Adjusted EBITDA loss of ($190M) increased $26M YoY, primarily due to growth in membership, partially offset by higher investment income. Adjusted EBITDA as a percentage of premiums before ceded reinsurance significantly improved YoY to -14% from -23%. 4Q22 Adjusted EBITDA(1) FY 2022 Adjusted EBITDA loss of ($462M) increased $32M YoY driven by higher YoY quota share reinsurance impact, partially offset by improved InsuranceCo results, and higher investment income. Adjusted EBITDA as a percentage of premiums before ceded reinsurance significantly improved YoY to -9% from -16%. FY 2022 Adjusted EBITDA(1) 1) Adjusted EBITDA is a non-GAAP financial measure. See “Appendix” for a reconciliation to net loss. Net loss was ($226.6M) in 4Q22 vs. ($197.7M) in 4Q21, and ($609.6M) in 2022 vs. ($571.4M) in 2021.

11 LOW HIGH Direct & Assumed Policy Premiums $6,400M $6,600M Medical Loss Ratio 82.0% 84.0% InsuranceCo Admin Ratio 17.0% 18.0% InsuranceCo Adjusted EBITDA (1) $20M $120M Adjusted Administrative Expense Ratio 20.5% 21.5% Adjusted EBITDA (2) ($175M) ($75M) 1) Oscar has not provided a quantitative reconciliation of forecasted InsureCo Adjusted EBITDA to the appropriate forecasted GAAP metric within this press release because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. InsureCo Adjusted EBITDA is defined as premiums before ceded reinsurance less medical claims and administrative expenses for the InsureCo, adjusting for the impact of quota share reinsurance, premium deficiency reserves, investment income, depreciation and amortization and stock-based compensation expense. 2) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Metrics and Non-GAAP Financial Metrics” in our press release announcing our results for the three months and full year ended December 31, 2022. Full-Year 2023 Outlook

12 Net Loss December 31, 2022* $(226,560) December 31, 2021* $(197,742) Interest expense 6,135 397 Other expenses (income) (1,339) 1,201 Income tax expense (benefit) (715) (111) Depreciation and amortization 3,735 3,970 Stock-based compensation/warrant expense 29,088 28,268 Adjusted EBITDA $(189,656) $(164,017) *(in thousands) Three Months Ended Appendix: Adjusted EBITDA GAAP Reconciliation

13 Net Loss December 31, 2022* $(609,552) December 31, 2021* $(571,426) Interest expense 22,623 4,720 Other expenses (income) (2,415) 1,201 Income tax expense (benefit) (523) 846 Depreciation and amortization 15,283 14,605 Stock-based compensation/warrant expense 112,329 99,152 Other non-recurring items - 21,076 Adjusted EBITDA $(462,255) $(429,826) *(in thousands) Six Months Ended Appendix: Adjusted EBITDA GAAP Reconciliation Twelve Months En ed